UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):
                      February 4, 2004
                      -----------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York                 1-4415         11-1734643
------------------------------------------------------------
(State or Other Jurisdiction   (Commission    (IRS Employer
Jurisdiction of Incorporation) File Number) Identification No.)


5 Dakota Drive, Lake Success,      New York           11042
------------------------------------------------------------
 (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code (516) 354-4100
                                              -------------------


                            N/A
------------------------------------------------------------
Former Name or Former Address, if Changed Since Last Report)











Item 9.   Regulation FD Disclosure.
-------   -------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on February 4, 2004 announcing that it was discontinuing its financial support of Dielektra GmbH, the Company's wholly owned subsidiary located in Cologne, Germany, which supplies electronic materials to European circuit board manufacturers. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 9 of Form 8-K as Exhibit 99.1 hereto.








                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  February 4, 2004       By:/s/Murray O. Stamer
                              ------------------------------
                              Name:  Murray O. Stamer
                              Title: Senior Vice President
                              and Chief Financial Officer






                        EXHIBIT INDEX



Number
Exhibit   Description                           Page
-------   -----------                           ----
99.1      News Release dated February 4, 2004     5


















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